SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                              January 12, 2001


                               FILM ROMAN, INC.
                 --------------------------------------------
              (Exact name of registrant as specified in charter)

            Delaware                     000-29642            95-4585357
     (State or other jurisdiction       (Commission         (IRS Employer
          of incorporation)             File Number)       Identification No.)

                        12020 Chandler Blvd., Suite 200
                      North Hollywood, California 91607
              --------------------------------------------------
             (Address of Principal Executive Offices)  (ZIP Code)

                                (818) 761-2544
                 --------------------------------------------
              Registrant's Telephone Number, Including Area Code

                                      N/A
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

 	On January 11, 2001, Nasdaq advised the Company that its common stock would
	be no longer traded on the NASDAQ SmallCap Market effective with the open of
	business on January 12, 2001.

	The Company is considering an appeal as permitted under the Nasdaq rules.
	Film Roman's common stock is eligible for quotation on the Over-the-Counter
	Bulletin Board (OTCBB) and will be traded on the OTCBB under the symbol ROMN.


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SIGNATURES

  	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    FILM ROMAN, INC.


                                    By:   /s/  Dixon Q. Dern
					-------------------------------------
                                    	Dixon Q. Dern, Secretary and Director

Dated:  January 12, 2001









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